UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 20, 2016

 Consolidated Edison, Inc.
(Exact name of registrant as specified in its charter)

New York	1-14514	13-3965100
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Irving Place, New York, New York	10003
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 460-4600

 Consolidated Edison Company of New York, Inc.
(Exact name of registrant as specified in its charter)

New York	1-1217	13-5009340
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Irving Place, New York, New York	10003
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 460-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On September 20, 2016, Consolidated Edison Company of New York, Inc. (CECONY), the staff of the New York State Public Service Commission (NYSPSC) and other parties entered into a Joint Proposal for CECONY electric and gas rate plans for the three-year period January 2017 through December 2019. The Joint Proposal is subject to NYSPSC approval. The following tables contain a summary of the rate plans.

CECONY - Electric

Effective period	January 2017 - December 2019
Base rate changes (a)	Yr. 1 - $195 million Yr. 2 - $155 million Yr. 3 - $155 million
Amortizations to income of net regulatory (assets) liabilities	Yr. 1 - $84 million Yr. 2 - $83 million Yr. 3 - $69 million
Other revenue sources
Retention of $75 million of annual transmission congestion revenues.

Potential earnings adjustment mechanism incentives for energy efficiency and other potential incentives of up to: Yr. 1 - $28 million; Yr. 2 - $47 million; and Yr. 3 - $64 million.

Revenue decoupling mechanism	Continuation of reconciliation of actual to authorized electric delivery revenues.
Recoverable energy costs	Continuation of current rate recovery of purchased power and fuel costs.
Negative revenue adjustments	Potential penalties if certain performance targets relating to service, reliability, safety and other matters are not met: Yr. 1 - $376 million; Yr. 2 - $383 million; and Yr. 3 - $395 million.
Cost reconciliations
Continuation of reconciliation of expenses for pension and other postretirement benefits, variable-rate tax-exempt debt, major storms, property taxes(b), municipal infrastructure support costs(c), the impact of new laws and environmental site investigation and remediation to amounts reflected in rates.(d)

Net utility plant reconciliations
Target levels reflected in rates:
Electric average net plant target excluding advanced metering infrastructure (AMI): Yr. 1 - $21,689 million; Yr. 2 - $22,338 million; Yr. 3 - $23,002 million
AMI: Yr. 1 - $66 million; Yr. 2 - $198 million; Yr. 3 - $356 million

Average rate base	Yr. 1 - $18,902 million Yr. 2 - $19,530 million Yr. 3 - $20,277 million
Weighted average cost of capital (after-tax)	Yr. 1 - 6.82 percent Yr. 2 - 6.80 percent Yr. 3 - 6.73 percent
Authorized return on common equity	9.00 percent
Earnings sharing	Most earnings above an annual earnings threshold of 9.5 percent are to be applied to reduce regulatory assets for environmental remediation and other costs accumulated in the rate year.
Cost of long-term debt	Yr. 1 - 4.93 percent Yr. 2 - 4.88 percent Yr. 3 - 4.74 percent
Common equity ratio	48 percent

(a)
The electric base rate increases shown above are in addition to a $48 million increase resulting from the December 2016 expiration of a temporary credit under the current rate plan. At the NYSPSC’s option, these increases may be implemented with increases of $199 million in each rate year.

(b)
Deferrals for property taxes are limited to 90 percent of the difference from amounts reflected in rates, subject to an annual maximum for the remaining difference of not more than a maximum number of basis points impact on return on common equity: Yr. 1 - 10.0 basis points; Yr. 2 - 7.5 basis points; and Yr. 3 - 5.0 basis points.

(c)
In general, if actual expenses for municipal infrastructure support (other than company labor) are below the amounts reflected in rates the company will defer the difference for credit to customers, and if the actual expenses are above the amount reflected in rates the company will defer for recovery from customers 80 percent of the difference subject to a maximum deferral of 30 percent of the amount reflected in rates.

(d)
In addition, amounts reflected in rates relating to the regulatory asset for future income tax and the excess deferred federal income tax liability are subject to reconciliation. The NYSPSC staff is to audit the regulatory asset and the tax liability. Differences resulting from the NYSPSC staff review will be deferred for NYSPSC determination of any amounts to be refunded or collected from customers.

CECONY - Gas

Effective period	January 2017 - December 2019
Base rate changes	Yr. 1 - $(5) million(a) Yr. 2 - $92 million Yr. 3 - $90 million
Amortizations to income of net regulatory (assets) liabilities	Yr. 1 - $39 million Yr. 2 - $37 million Yr. 3 - $36 million
Other revenue sources
Retention of annual revenues from non-firm customers of up to $65 million and 15 percent of any such revenues above $65 million.

Potential incentives if performance targets related to gas leak backlog, leak prone pipe and service terminations are met: Yr. 1 - $7 million; Yr. 2 - $8 million; and Yr. 3 - $8 million.

Revenue decoupling mechanism	Continuation of reconciliation of actual to authorized gas delivery revenues.
Recoverable energy costs	Continuation of current rate recovery of purchased gas costs.
Negative revenue adjustments	Potential penalties if performance targets relating to service, safety and other matters are not met: Yr. 1 - $68 million; Yr. 2 - $75 million; and Yr. 3 - $83 million.
Cost reconciliations
Continuation of reconciliation of expenses for pension and other postretirement benefits, variable-rate tax-exempt debt, major storms, property taxes, municipal infrastructure support costs, the impact of new laws and environmental site investigation and remediation to amounts reflected in rates.(b)

Net utility plant reconciliations
Target levels reflected in rates:
Gas average net plant target excluding AMI: Yr. 1 - $5,844 million; Yr. 2 - $6,512 million; Yr. 3 - $7,177 million
AMI: Yr. 1 - $14 million; Yr. 2 - $45 million; Yr. 3 - $87 million

Average rate base	Yr. 1 - $4,841 million Yr. 2 - $5,395 million Yr. 3 - $6,005 million
Weighted average cost of capital (after-tax)	Yr. 1 - 6.82 percent Yr. 2 - 6.80 percent Yr. 3 - 6.73 percent
Authorized return on common equity	9.00 percent
Earnings sharing	Most earnings above an annual earnings threshold of 9.5 percent are to be applied to reduce regulatory assets for environmental remediation and other costs accumulated in the rate year.
Cost of long-term debt	Yr. 1 - 4.93 percent Yr. 2 - 4.88 percent Yr. 3 - 4.74 percent
Common equity ratio	48 percent

(a)	The base rate decrease is offset by a $41 million increase resulting from the December 2016 expiration of a temporary credit under the current rate plan.

(b)	See footnotes (b), (c) and (d) to the table under “CECONY-Electric,” above.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOLIDATED EDISON, INC.

CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

By	/s/ Robert Muccilo
Robert Muccilo
Vice President and Controller
Date: September 20, 2016